UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2009
TRIDENT MICROSYSTEMS, INC.
(Exact name of registrant as specified in its charter)
0-20784
(Commission File Number)

Delaware	77-0156584
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
3408 Garrett Drive
Santa Clara, California 95054-2803
(Address of principal executive offices, with zip code)
(408) 764-8808
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. — Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 3.03 Material Modification to Rights of Security Holders
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-2.2

Item 1.01. – Entry into a Material Definitive Agreement.
Share Exchange Agreement
On October 4, 2009, Trident Microsystems, Inc., a Delaware corporation, (“Trident” or the “Company”), its wholly-owned subsidiary Trident Microsystems (Far East), Ltd., a corporation organized under the laws of the Cayman Islands (“TMFE”), and NXP B.V., a Dutch besloten vennootschap (“NXP”), entered into a Share Exchange Agreement (the “Share Exchange Agreement”), providing for the acquisition (the “Acquisition”) of selected assets and liabilities of NXP’s television systems and set-top box business lines (the “Business”), through a pre-closing restructuring by NXP and subsequent transactions at closing. NXP will enter into an agreement not to compete with Trident with respect to the business lines comprising the Business acquired by Trident for a period of three years following the Closing Date. Under the terms of the Share Exchange Agreement, NXP will receive newly issued shares of Trident common stock equal to 60% of the total outstanding shares of Trident Common Stock (the “Shares”) on the date of closing (the “Closing Date”) in exchange for the contribution of assets and select liabilities of the Business and cash proceeds in the amount of $30 million (the “Cash Payment”). The Shares issued in exchange for the Cash Payment will be issued to NXP at a price of $4.50 per share. In addition, the Company shall issue to NXP four shares of a newly created Series B Preferred Stock (the “Preferred Shares”). The Preferred Shares will be issued pursuant to a Certificate of Designation of Series B Preferred Stock (the “Certificate of Designation”) to be filed immediately prior to the Closing Date. The Share Exchange Agreement and the transactions contemplated therein have been unanimously approved by the Board of Directors of the Company and TMFE and by the Supervisory Board of NXP.
Post-Closing Governance and Management Structure
Following the closing of the Acquisition, Trident’s Board of Directors will consist of nine directors, including four directors designated by NXP, four directors who currently serve on the Company’s Board of Directors, and the Company’s Chief Executive Officer.
Ms. Sylvia Summers Couder, currently Chief Executive Officer of the Company, will remain Chief Executive Officer of the Company. Christos Lagomichos, EVP of NXP’s Home business unit, will become President of Trident. Pete Mangan will remain Senior Vice President and Chief Financial Officer of Trident.
Representations and Warranties; Covenants
The Company has made customary representations and warranties to NXP in the Share Exchange Agreement. In addition, the Share Exchange Agreement contains customary covenants of the Company, including, among other things, covenants (i) to conduct its business in the ordinary course during the interim period between the execution of the Share Exchange Agreement and the closing of the Acquisition, (ii) to cause a stockholder meeting to be held to consider approval of the principal terms of the Share Exchange Agreement and the transactions contemplated thereunder, including the issuance of the Shares to NXP, (iii) subject to certain limited exceptions, not to solicit proposals relating to, enter into discussions concerning, or provide information in connection with, alternative business acquisitions.
NXP has made customary representations and warranties to the Company in the Share Exchange Agreement. NXP has also agreed to customary covenants, including, among other things, covenants by NXP to conduct the Business in the ordinary course during the interim period between the execution of the Share Exchange Agreement and the Closing Date, and not to transfer or license on an exclusive basis any intellectual property that is related to the Business and that would otherwise be licensed to Trident pursuant to the Intellectual Property Transfer and License Agreement to be entered into on the Closing Date.
Closing Conditions
The consummation of the Acquisition is subject to customary closing conditions, including (i) approval by the Company’s stockholders of the principal terms of the Share Exchange Agreement and the transactions contemplated thereunder, including (a) the issuance of the Shares in the Acquisition, (b) approval of a new equity compensation plan pursuant to which stock options, shares of restricted stock, restricted stock units, performance shares or other equity interests in the Company may be granted to employees of Trident, including employees who join the Company as a result of the Acquisition, and (c) approval of an amendment to the Company’s certificate of incorporation as amended or restated, to increase the number of authorized shares of common stock issuable by the Company; (ii) the absence of any injunction, legal restraint or prohibition preventing the consummation of the Acquisition, (iii) expiration or termination of the applicable waiting period under applicable antitrust or merger control regulations, (iv) the completion of certain procedural requirements by NXP in compliance with Dutch, German and United Kingdom works council obligations prior to the Closing, (v) subject to certain exceptions, the accuracy of each party’s representations and warranties, (vi) each party’s compliance with its obligations under the Share Exchange Agreement, and (vii) receipt of authorization from the NASDAQ Stock Market for listing of the Shares to be issued in connection with the Acquisition.
Termination; Termination Fees and Expense Reimbursement
The Share Exchange Agreement contains certain termination rights for both the Company and NXP, including, among others, the failure to complete the Acquisition on or before March 31, 2010; provided, however that should the required approvals under applicable antitrust or merger control regulations not have been obtained by such date, such date may be extended by either party up to a maximum extension of sixty (60) days. Upon termination of the Share Exchange Agreement under specified circumstances, including a termination by the Company to enter into an agreement for an alternative transaction pursuant to a Superior Offer (as defined in the Share Exchange Agreement), the Company has agreed to pay NXP a termination fee of $6 million.
The foregoing description of the Share Exchange Agreement does not purport to be complete and is qualified by reference to the Share Exchange Agreement, which is attached to this report as Exhibit 2.2. A copy of the press release announcing the transaction has been filed previously by the Company.
Investors are cautioned that the representations, warranties and covenants included in the Share Exchange Agreement were made by NXP and the Company to each other. These representations, warranties and covenants were made as of specific dates and only for purposes of the Share Exchange Agreement and are subject to important exceptions and limitations, including a contractual standard of materiality that may be different from that generally relevant to investors, and are qualified by information in confidential disclosure schedules that the parties exchanged in connection with the execution of the Share Exchange Agreement. In addition, the representations and warranties may have been included in the Share Exchange Agreement for the purpose of allocating risk between NXP and the Company, rather than to establish matters as facts.
License Agreement
TMFE is also expected to enter into an Intellectual Property Transfer and License Agreement (the “License Agreement”) at the Closing Date, under which NXP will transfer to TMFE patents, software and technology exclusively or primarily related to the set top box and digital television products and NXP will grant a license to TMFE to patents, software and technology used in other parts of NXP’s business. In addition, TMFE will grant a license to NXP to patents, software and technology exclusively or primarily related to the set top box and digital television products, as described in the License Agreement. Ownership of patents, software and technology that is used in other parts of the business operated by NXP will remain with NXP; NXP will grant a license to use of this technology to TMFE.
Stockholder Agreement
In connection with the Share Exchange Agreement, at the Closing Date, the Company is expected to enter into a Stockholder Agreement with NXP that provides certain limitations on the ability of NXP to acquire additional shares of Company common stock, requires NXP to vote its shares on certain actions as provided in the Stockholder Agreement, limits NXP’s ability to take certain other actions, and provides NXP with certain registration rights on the shares to be issued to it at Closing.

Item 3.02 Unregistered Sales of Equity Securities
The information regarding the issuance and sale of the Shares set forth in Item 1.01 above is incorporated herein by reference. The Shares to be issued and sold to NXP upon the consummation of the Acquisition will be offered and sold in reliance upon the exemption from registration provided by Section 4(2) under the Securities Act of 1933, as amended. The basis for relying on this exemption is that the Acquisition was a privately negotiated transaction with one accredited investor that did not involve a general solicitation.
The Stockholders Agreement, among other things, sets forth the Company’s agreement to provide to NXP certain registration rights relating to the Shares, including piggy-back registration rights and rights to require the filing of a registration statement registering the Shares beginning two years after the completion of the Acquisition.
Item 3.03 Material Modification to Rights of Security Holders.
Concurrently with the execution of the Share Exchange Agreement, on October 4, 2009, the Board of Directors of the Company agreed to amend the Amended and Restated Rights Agreement, dated as of July 23, 2008 (the “Rights Agreement”), as amended, between the Company and Mellon Investor Services LLC (“Mellon”), to render the Rights Agreement inapplicable to, among other things, the Share Exchange Agreement and the Acquisition. In particular, the Board of Directors agreed that neither NXP nor any of its affiliates will become an Acquiring Person (as defined in the Rights Agreement) or a Beneficial Owner (as defined in the Rights Agreement), and that a Distribution Date (as defined in the Rights Agreement) will not occur, as a result of the approval, execution and delivery of the Share Exchange Agreement, or the public announcement thereof, or the consummation of the Acquisition or the other transactions contemplated by the Share Exchange Agreement, and that NXP shall be an Exempt Person as provided in the Rights Agreement.
The Company also expects to file the Certificate of Designation with the Delaware Secretary of State immediately prior to the Closing Date. The Certificate of Designation will set forth the rights of the holders thereof to elect members of the Company’s Board of Directors, as described above.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 4, 2009, the Compensation Committee of the Board of Directors approved payment of a one-time cash bonus payable to Pete J. Mangan, Senior Vice President and Chief Financial Officer and David L. Teichmann , Senior Vice President, General Counsel and Corporate Secretary, of $150,000 each, payable upon and subject to completion of the Acquisition.
The Compensation Committee also approved a grant of restricted stock to Sylvia Summers Couder, vesting on the second anniversary of the Closing Date, with vesting based upon achievement of specified financial metrics. The number of shares subject to this award is 67,000.
Caution Concerning Forward-Looking Statements
Certain statements contained in this Current Report of Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and the Company intends that such forward-looking statements be subject to the safe harbor created thereby. Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” or words of similar meaning and include, but are not limited to, statements about the ability of the Company and NXP to complete the transactions contemplated by the Share Exchange Agreement, including the ability to satisfy the conditions set forth in the Share Exchange Agreement, and the possibility of the termination of the Share Exchange Agreement. A number of the matters discussed in this Current Report of Form 8-K that are not historical or current facts deal with potential future circumstances and developments. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: the failure to achieve the economies of scale, revenue growth, operating synergies and efficiencies of the acquisition; the result of the review of the proposed acquisition by various regulatory agencies; approval of the acquisition by the stockholders of the Company and satisfaction of various other conditions to the closing of the acquisition contemplated by the Share Exchange Agreement; and the risks that are described from time to time in the Company’s reports filed with the Securities and Exchange Commission, or SEC, including the Company’s annual report on Form 10-K for fiscal the year ended June 30, 2009.
Important Additional Information Will be Filed with the SEC
This communication is being made in respect of the proposed acquisition of assets and select liabilities of the television systems and set-top box business lines of NXP by the Company. In connection with the proposed transaction, the Company plans to file with the Securities and Exchange Commission (the “SEC”) a Proxy Statement as well as other documents regarding the proposed transactions. The definitive Proxy Statement will be mailed to stockholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.
Investors and security holders will be able to obtain free copies of the Proxy Statement (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Free copies of the Proxy Statement (when available) and other documents filed with the SEC can also be obtained by directing a request to the Company’s Investor Relations.
The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended June 30, 2009, which was filed with the SEC on September 11, 2009, and its proxy statement for its 2008 annual meeting of stockholders, which was filed with the SEC on October 17, 2008. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when they become available.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits

Exhibit No.	Description

2.2	Share Exchange Agreement dated October 4, 2009 among Trident Microsystems, Inc., Trident Microsystems (Far East) Ltd., and NXP B.V.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 5, 2009
TRIDENT MICROSYSTEMS, INC.

/s/ David L. Teichmann David L. Teichmann
Senior Vice President, General Counsel & Corporate Secretary